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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2014

LIQUIDITY SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51813	52-2209244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (202) 467-6868

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 11, 2014, Liquidity Services, Inc. (the “Company”) and Bank of America, N.A. (the “Lender”) entered into the Third Amendment to Financing and Security Agreement (the “Third Amendment”) which amends the Financing and Security Agreement, dated April 30, 2010, as amended, by and between the Company and the Lender (the “Financing Agreement”).  The Third Amendment amended the Financing Agreement to, among other changes, increase the facility for letters of credit from $10,000,000 to $15,000,000 and extended the expiration date of the credit facility from May 31, 2014 to May 31, 2015.

The above summary is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Third Amendment to Financing and Security Agreement, dated March 11, 2014, by and between Liquidity Services, Inc. and Bank of America, N.A.

10.2	Second Amended and Restated Revolving Credit Note, dated March 11, 2014, issued by Liquidity Services, Inc. to Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

	By:	/s/ James E. Williams
Name: James E. Williams
Title: Vice President, General Counsel and Corporate Secretary

Date: March 11, 2014

Exhibit Index

Exhibit No.	Description
10.1	Third Amendment to Financing and Security Agreement, dated March 11, 2014, by and between Liquidity Services, Inc. and Bank of America, N.A.

10.2	Second Amended and Restated Revolving Credit Note, dated March 11, 2014, issued by Liquidity Services, Inc. to Bank of America, N.A.